EXHIBIT 99(a)
                                                                   -------------

                               UNITED STATES BANKRUPTCY COURT
                                    DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc., et al.                       Case No. 02-13672
     Debtors             Fiscal Month from August 26 to September 26, 2003 for
                         the Reporting Period September 1, to September 30, 2003

                            Monthly Operating Report
                            ------------------------
                File with Court and submit copy to United States
                    Trustee within 30 days after end of month

Submit copy of report to any official committee appointed in the case.
===================================================================================================================================
REQUIRED DOCUMENTS                                                             FORM NO.    DOCUMENT ATTACHED   EXPLANATION ATTACHED
===================================================================================================================================
Schedule of Cash Receipts and Disbursements                                                   X (Exh. A)
-----------------------------------------------------------------------------------------------------------------------------------
      Bank Reconciliation (or copies of debtor's bank reconciliations)                                             X (Exh. B)
-----------------------------------------------------------------------------------------------------------------------------------
      Copies of Bank Statements                                                                                         X
-----------------------------------------------------------------------------------------------------------------------------------
      Cash disbursements journals                                                                                see cash rec/disb
-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                                       X (Exh. C)
-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                 X (Exh. D)
-----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                                                            X
-----------------------------------------------------------------------------------------------------------------------------------
      Copies of IRS Form 6123 or payment receipt                                                                see tax attestation
-----------------------------------------------------------------------------------------------------------------------------------
      Hard Copies of tax returns filed during reporting period have been                                                X
-----------------------------------------------------------------------------------------------------------------------------------
        provided to the U.S. Trustee.  They are available upon request.                       X (Exh. E)
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                           MOR - 4        X (Exh. E)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                   MOR - 5        X (Exh. F)
-----------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                           MOR - 5        X (Exh. G)
-----------------------------------------------------------------------------------------------------------------------------------

Insilco International Holding Company (02-13674) is a holding company and Signal Caribe (02-13680) is a nonoperating company and thus there is no activity to report for these two companies.

The following companies were sold in March 2003 and thus have no activity for the current or future reporting periods:

Precision Cable Manufacturing                          02-13675
Stewart Stamping Corporation                           02-13678
EFI Metal Forming, Inc.                                02-13677
Eyelets for Industry, Inc.                             02-13676
Stewart Connector Systems                              02-13679
Signal Transformer Co. Inc.                            02-13681
InNet Technologies                                     02-13673

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



----------------------------------------------        ----------------------
Signature of Debtor                                       Date


----------------------------------------------        ----------------------
Signature of Joint Debtor                                 Date


 /s/ Carol Stebbins                                         10-29-03
----------------------------------------------        ----------------------
Signature of Authorized Individual*                       Date

                                                  President and Secretary
----------------------------------------------    ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.


                                     1 of 19

                                                               Case No. 02-13672

Fiscal Month from August 26 to September 26, 2003 for the Reporting Period September 1, to September 30, 2003
--------------------------------------------------------------------------------

             INSILCO TECHNOLOGIES, INC.,  ET AL.


   Tab       Description
   ---       -----------

    A    -   Schedule of Cash Receipts and Disbursements
    B    -   Bank Reconciliations and Statements
    C    -   Statement of Operations
    D    -   Balance Sheet
    E    -   Status of Postpetition Taxes / Summary of Unpaid Postpetition Debts
    F    -   Accounts Receivable Reconciliation and Aging
    G    -   Debtor Questionnaire





                                     2 of 19

                                    EXHIBIT A

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
All Debtors              Fiscal Month from August 26 to September 26, 2003 for
                         the Reporting Period September 1, to September 30, 2003
-------------------------------------------------------------------------------
Weekly Cash Flow
-------------------------------------------------------------------------------
US LOCATIONS                                                  A              A
Week number                                              35, 36     37, 38, 39
Date                                                   8/1/2003      8/15/2003
-------------------------------------------------------------------------------

Beginning Cash Balance                                    3,850          3,850

Collections
-----------
Trade receipts                                                -              -
Other                                                         -              -
-------------------------------------------------------------------------------
  Total Collections                                           -              -
-------------------------------------------------------------------------------

Cash Available                                            3,850          3,850

Disbursements *
---------------
Payroll                                                       -              -
Benefits                                                      -              -
Inventory Purchases                                           -              -
General Cash Disbursements                                    -              -
Deposits                                                      -              -
Critical Vendor Payments                                      -              -
Capital expenditures                                          -              -
Other                                                         -              -
                                                  -----------------------------
    Subtotal Operating Expenses                               -              -
Professional fees
   On-Going                                                   -              -
   Debtor's Professionals                                     -              -
   Unsecured Professionals                                    -              -
                                                  -----------------------------
       Subtotal                                               -              -
                                                  -----------------------------
  Bank Professionals                                          -              -
Restructuring costs                                           -              -
Taxes                                                         -              -
Intercompany transfers out                                    -              -
Intercompany transfers in                                     -              -
Cash zeroing due to Sales                                     -              -
Corp. Funding of A/P Checks after Sales                       -              -
O/S checks passed to corp to be cashed                        -              -
Debt service                                                  -              -
-------------------------------------------------------------------------------
  Total disbursements                                         -              -
-------------------------------------------------------------------------------

Wind-down costs Medical/Dental                                -              -
Wind-down costs Severance                                     -              -
Wind-down other                                               -              -

Ending cash                                               3,850          3,850
===============================================================================
* On a book basis, i.e. includes checks written not cashed.

                                     4 of 19

THERE IS NO ACTIVITY TO REPORT FOR NON-DEBTOR INTERCOMPANY ACCOUNTS AS ALL COMPANIES WITH NON-DEBTOR INTERCOMPANY ACCOUNTS WERE SOLD IN MARCH 2003.



























                                     5 of 19

                                   EXHIBIT B

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                  Fiscal Month from August 26 to September 26, 2003 for
                         the Reporting Period September 1, to September 30, 2003



                                                                                                               Statement  Date Last
BANK /ADDRESS           ENTITY                  CASE NUMBER  STATUS    NUMBER    TYPE OF ACCOUNT                 Rec'd    Reconciled
                                                                                                               ---------------------
Bank One N.A.           Insilco Technologies     02-13672     Open    55-55930   Master Concentration            6/03        6/03
1 Bank One Plaza        Inc.                                                                                   ---------------------
Chicago, IL  60670                                                                                             ---------------------
Contact: Vernon Wright  Insilco Technologies     02-13672     Open    633550926  Pension Payroll Account         6/03        6/03
                        Inc.                                                                                   ---------------------
                                                                                                               ---------------------
                        Insilco Technologies     02-13672     Open    633551221  Control Disbursement Account    6/03        6/03
                        Inc.                                                     - Post Petition               ---------------------
                                                                                                               ---------------------
                        Insilco Technologies     02-13672     Closed  633549498  Contol Disbursement Account      N/A         N/A
                        Inc.                                                     - Pre-Petition                ---------------------
                                                                                                               ---------------------
                        Insilco Technologies     02-13672     Open    633549480  Total Pay account - payroll     6/03        6/03
                        Inc.                                                                                   ---------------------
                                                                                                               ---------------------
                        Insilco Holding Co       02-13671     Open    637184318  Control Disbursement Account    6/03        6/03
                                                                                 - Post Petition               ---------------------
                                                                                                               ---------------------
                        Insilco Holding Co       02-13671     Closed  632989786  Contol Disbursement Account      N/A         N/A
                                                                                 - Pre-Petition                ---------------------
                                                                                                               ---------------------
Fifth Third Bank        Insilco Technologies     02-13672     Open    755-53849  Deposit Account                 6/03        6/03
420 Metro Place South   Inc.                                                                                   ---------------------
Dublin, Oh 43017


                                     7 of 19

                                    EXHIBIT C

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from August 26 to September 26, 2003 for the Reporting Period September 1, to September 30, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                 SEPTEMBER 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)




                          02-13672                                                   02-13671
                                                CONSOL.            TOTAL                                  INSILCO
                          CORPORATE            ENTRIES            INSILCO            HOLD CO            HOLDING CO.
                          ---------            -------            -------            -------            -----------
GROSS SALES
Intercompany Sales
Sales Discounts
Sales Returns
                          -----------------------------------------------------------------------------------------
   Net Sales

VARIABLE MFG. EXPENSES:
 Material
 Direct Labor
 Variable Fringe
 Variable overhead
 Warranty
 Other
                          -----------------------------------------------------------------------------------------
   Total Variable Mfg Exp.

Mfg. Contribution Margin
Contribution %                                                    #DIV/0!

Inventory Adjustment

FIXED MFG. EXPENSES:
 Wage
 Fixed Fringe
 Supplies
 Utilities
 Depreciation
 Rent, Taxes, & Ins.
 Other
 COS Adjustments
                          -----------------------------------------------------------------------------------------
   Total Fixed Mfg. Exp.
                          -----------------------------------------------------------------------------------------
   Total Cost of Goods Sold
                          -----------------------------------------------------------------------------------------
Gross Margin

SELLING, G, & A:
 Sales Commissions
 Advertising & Promo  (Var)
 Engineering
 Sales & Marketing - Fixed
 New Product Development
 Finance
 MIS
 Admin & Executive
 Legal
 Human Resources
 Depreciation
 Amortization
 Group Charge Allocation
 Other
 S, G, & A Adjustments
                          -----------------------------------------------------------------------------------------
   Total Selling, G, & A

                          -----------------------------------------------------------------------------------------
Adjusted Operating Profit

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors Fiscal Month from August 26 to September 26, 2003 for the Reporting Period September 1, to September 30, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
              CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                 SEPTEMBER 2003
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)




                          02-13672                                                   02-13671
                                                CONSOL.            TOTAL                                  INSILCO
                          CORPORATE            ENTRIES            INSILCO            HOLD CO            HOLDING CO.
                          ---------            -------            -------            -------            -----------
One Time Adjustments
                          -----------------------------------------------------------------------------------------

Interest Inc. - outside
Gain on sale of assets        (180)                                 (180)                                     (180)
Income - unconsol. co.
Other Income
                          -----------------------------------------------------------------------------------------
    Total Other Income        (180)                                 (180)                                     (180)


Interest Exp. - outside
Amortization
Other Expense
                          -----------------------------------------------------------------------------------------
    Total Other Expense

                          -----------------------------------------------------------------------------------------
Total Other Inc. (Exp)        (180)                                 (180)                                     (180)
                          -----------------------------------------------------------------------------------------
    Earnings before taxes     (180)                                 (180)                                     (180)
                          -----------------------------------------------------------------------------------------

State taxes
Federal taxes
Foreign taxes
                          -----------------------------------------------------------------------------------------
    Total Taxes
                                                                       #DIV/0!         #DIV/0!
                          -----------------------------------------------------------------------------------------
                              (180)                                 (180)                                     (180)

Capital charge
Corporate charges
                          -----------------------------------------------------------------------------------------
    Total Interco.
                          -----------------------------------------------------------------------------------------
                              (180)                                 (180)                                     (180)
                          -----------------------------------------------------------------------------------------

                          -----------------------------------------------------------------------------------------

Total Current Earnings        (180)                                 (180)                                     (180)
                          =========================================================================================

Note: Adjusted EBITDA

                                    EXHIBIT D

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                  Fiscal Month from August 26 to September 26, 2003 for
                         the Reporting Period September 1, to September 30, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                 SEPTEMBER 2003
                             (amounts in thousands)
                                   (Unaudited)


                                     All       02-13672                                               02-13671
                                    Others                            CONSOL.            TOTAL                            INSILCO
                                   Combined         CORPORATE         ENTRIES           INSILCO           HOLD CO        HOLDING CO.
                                   --------         ---------         -------           -------           -------        -----------
     ASSETS
Current Assets:
   Cash in bank & on hand                              3,850                             3,850                               3,850

   Accounts Rec. - trade
   Reserve for bad debts
                                   -------------------------------------------------------------------------------------------------
   Accounts receivable - net
   Accounts rec. - other                                 259                               259                                 259
   Inventories:
     Raw Materials &  suppl.
     Work-in-process
     Finished Goods
     Reserve
                                   -------------------------------------------------------------------------------------------------
         Total Inv.
                                   -------------------------------------------------------------------------------------------------

   Assets - Held For Sale
   Prepaid Expenses                                    5,109                             5,109                               5,109
                                   -------------------------------------------------------------------------------------------------
   Total Current Assets                                9,218                             9,218                               9,218
                                   -------------------------------------------------------------------------------------------------

Property Plant & Equipment:
   Land
   Buildings
   Machinery & Equipment
                                   -------------------------------------------------------------------------------------------------

   Depreciation
                                   -------------------------------------------------------------------------------------------------
     Prop Plant & Equip -net

Intangible Assets                                        689                               689                                 689
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.                              5,283          (5,284)               (1)                                 (1)
Other non-current assets

                                   -------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                       15,190          (5,284)            9,906                               9,906
                                   =================================================================================================



     LIABILITIES AND EQUITY
Current Liabilities:
   Accounts Payable
   Accrued Expenses                                   24,810                            24,810                              24,810
   Accrued Expenses - corp.
   Accrued Interest Payable                           19,313                            19,313                              19,313
   Customer Deposits
   Current Portion - LT Debt
   Current Portion - OLTL                                825                               825                                 825
   CP Prepetition Liabilities
   Estimated Income Taxes                              6,813                             6,813                               6,813


                                   -------------------------------------------------------------------------------------------------
     Total Current Liabilities                        51,761                            51,761                              51,761
                                   -------------------------------------------------------------------------------------------------

Long Term Debt:
   Notes Payable
   Alternative Currency Borr.
   Revolver  credit line                              37,338                            37,338                              37,338
   Term A Loan
   Term B Loan                                        45,512                            45,512                              45,512
   12% Sub. Notes                                    115,865                           115,865                             115,865
   14% Notes - Holdings                                                                                  124,901           124,901
   Other Notes                                        15,000                            15,000                              15,000


                                   -------------------------------------------------------------------------------------------------
     Total Long Term Debt                            213,715                           213,715           124,901           338,616
                                   -------------------------------------------------------------------------------------------------

Tax Liability                                          2,374                             2,374                               2,374
LT Prepetition Liabilities                            10,091                            10,091                              10,091
Other Long Term Liabilities                           20,265                            20,265                              20,265

Intercompany Debt:
   Interco. Payable - affiliate                        1,348                             1,348            (1,613)             (265)
   Interco. Payable - corporate


                                   -------------------------------------------------------------------------------------------------
     Total Interco. Debt                               1,348                             1,348            (1,613)             (265)
                                   -------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                  Fiscal Month from August 26 to September 26, 2003 for
                         the Reporting Period September 1, to September 30, 2003

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                 SEPTEMBER 2003
                             (amounts in thousands)
                                   (Unaudited)


                                     All       02-13672                                               02-13671
                                    Others                            CONSOL.            TOTAL                            INSILCO
                                   Combined         CORPORATE         ENTRIES           INSILCO           HOLD CO        HOLDING CO.
                                   --------         ---------         -------           -------           -------        -----------
PIK Preferred Stock                                                                                       64,115            64,115
Shareholders Equity:
   Capital Stock                                                      (3,750)           (3,750)                1            (3,749)
   Capital Surplus                                      6,382         (1,533)            4,849            61,766            66,615
   Oth. Comprehensive Income
   Cumulative Translation Adj                        (14,502)         (1,564)          (16,066)                            (16,066)
   Retained Earnings:
     Beginning Balance            (113,128)         (203,009)         91,049          (225,088)         (249,169)         (474,257)
     Beg. Bal. Adjustment          118,727           (21,677)        (89,496)            7,554                               7,554
     Current Earnings               (5,599)          (51,558)             10           (57,147)               (1)          (57,148)

                                   -------------------------------------------------------------------------------------------------
     Retained Earnings                              (276,244)          1,563          (274,681)         (249,170)         (523,851)

                                   -------------------------------------------------------------------------------------------------
        Total Shareholders Eq.                      (284,364)         (5,284)         (289,648)         (187,403)         (477,051)

                                   -------------------------------------------------------------------------------------------------
     Total Liab. & Equity                             15,190          (5,284)            9,906                               9,906
                                   =================================================================================================

                                   EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re          Insilco Technologies, Inc.,  et al.             Case No. 02-13672
Debtors Fiscal Month from August 26 to September 26, 2003 for the Reporting Period September 1, to September 30, 2003

                       ATTESTATION FOR POSTPETITION TAXES
                       ----------------------------------

The Debtors attest that all pospetition taxes that were due have been paid for the current reporting period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS
                      ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF DAYS PAST DUE
                                                            ------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                        CURRENT          0 - 30         31 - 60         61 - 90         OVER 90         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 Accounts Payable                                  -             -               -               -              -                 -
------------------------------------------------------------------------------------------------------------------------------------
 Wages Payable                                     -             -               -               -              -                 -
------------------------------------------------------------------------------------------------------------------------------------
 Taxes Payable                                     -             -               -               -              -                 -
------------------------------------------------------------------------------------------------------------------------------------
 Rent / Leases - Building                          -             -               -               -              -                 -
------------------------------------------------------------------------------------------------------------------------------------
 Rent / Leases - Equipment                         -             -               -               -              -                 -
------------------------------------------------------------------------------------------------------------------------------------
 Secured Debt / Adequate Protection Payments       -             -               -               -              -                 -
------------------------------------------------------------------------------------------------------------------------------------
 Professional Fees                                 -             -               -               -              -                 -
------------------------------------------------------------------------------------------------------------------------------------
 Amounts Due to Insiders                           -             -               -               -              -                 -
------------------------------------------------------------------------------------------------------------------------------------
 Other: Benefits                                 152             -               -               -              -               152
------------------------------------------------------------------------------------------------------------------------------------
 Other: Insurance                                  -             -               -               -              -                 -
------------------------------------------------------------------------------------------------------------------------------------
 Other: Pension                               24,145             -               -               -              -            24,145
------------------------------------------------------------------------------------------------------------------------------------
 Other: Other                                    513             -               -               -              -               513
------------------------------------------------------------------------------------------------------------------------------------
 Total Postpetition Debts                     24,810             -               -               -              -            24,810
------------------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re            Insilco Technologies, Inc.,  et al.           Case No. 02-13672
Debtors Fiscal Month from August 26 to September 26, 2003 for the Reporting Period September 1, to September 30, 2003

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                  --------------------------------------------

There is no accounts receivable for the current period as all business with accounts receivable were sold in March 2003.

                                    EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re             Insilco Technologies, Inc.,  et al.          Case No. 02-13672
Debtors Fiscal Month from August 26 to September 26, 2003 for the Reporting Period September 1, to September 30, 2003


                              DEBTOR QUESTIONNAIRE
                              --------------------

================================================================================
Must be completed each month                                Yes         No
================================================================================
1.  Have any assets been sold or transferred outside the
    normal course of business this reporting period?
    If yes, provide an explanation below.                               No
========================================================------------------------
2.  Have any funds been disbursed from any account other
    than a debtor in possession account this reporting
    period?  If yes, provide an explanation below.                      No
========================================================------------------------
3.  Have all postpetition tax returns been timely
    filed?  If no, provide an explanation below              Yes
========================================================------------------------
4.  Are workers compensation, general liability and
    other necessary insurance coverages in effect?
    If no, provide an explanation below.                     Yes
================================================================================


--------------------------------------------------------------------------------













                                  Page 19 of 19